Exhibit 10.1

Execution Version

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is made as of May 24, 2010, by and among Eagle Rock Energy GP, L.P., a Delaware limited partnership (“Eagle Rock GP”) and Eagle Rock Holdings, L.P., a Texas limited liability partnership (“ERH” and, together with Eagle Rock GP, the “Contributors”), and Eagle Rock Energy Partners, L.P., a Delaware limited partnership (the “Partnership”).  Capitalized terms used and not defined in this Agreement shall have the meanings ascribed to them in the SPGTA (herein defined).

WHEREAS, in accordance with that certain Amended and Restated Securities Purchase and Global Transaction Agreement dated as of January 12, 2010 (the “SPGTA”) by and among the Contributors, the Partnership, Natural Gas Partners VII, L.P., a Delaware limited partnership, Natural Gas Partners VIII, L.P., a Delaware limited partnership, Montierra Minerals & Production, L.P., a Texas limited partnership, Montierra Management LLC, a Texas limited liability company, and Eagle Rock Energy G&P, LLC, a Delaware limited liability company, Contributors desire to contribute the assets described herein to the Partnership.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby confirmed and acknowledged), the parties hereto hereby stipulate and agree as follows:

1.                                      Contribution. Contributors hereby irrevocably contribute, assign and transfer to the Partnership and the Partnership hereby irrevocably takes and accepts such contribution, assignment and transfer, on the terms herein provided, all of the following:

•                            20,691,495 subordinated units representing limited partner interests in the Partnership; and

•                            all of the Incentive Distribution Rights (as defined in the Partnership’s First Amended and Restated Agreement of Limited Partnership).

2.                                      Entire Agreement. The rights and obligations created by this Agreement are separate and independent from any rights and obligations created by any other agreements between, including or relating to the parties hereto (or any of their affiliates), including the SPGTA. Accordingly, none of the representations, warranties, covenants or indemnities included in the SPGTA or any other agreements between, including or relating to any party hereto (or any of their affiliates) shall be merged into this Agreement or otherwise restrict or limit the effect of this Agreement, but each shall survive as provided in each such agreement.

3.                                      Miscellaneous. All amendments, supplements and modifications to this Agreement shall be in writing and signed by each of the parties hereto. This Agreement may be executed in multiple counterparts, each of which, when executed, shall be deemed an original, and all of which shall constitute but one and the same instrument. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND

ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

EAGLE ROCK ENERGY GP, L.P.

By its general partner,
Eagle Rock Energy G&P, LLC

By:	/s/ Joseph A. Mills
Joseph A. Mills,
Chairman and Chief Executive Officer

EAGLE ROCK HOLDINGS, L.P.

By its general partner,
Eagle Rock GP, LLC

By:	/s/ William J. Quinn
William J. Quinn,
Authorized Member

EAGLE ROCK ENERGY PARTNERS, L.P.

By its general partner,
Eagle Rock Energy GP, L.P.

By its general partner,
Eagle Rock Energy G&P, LLC

By:	/s/ Joseph A. Mills
Joseph A. Mills,
Chairman and Chief Executive Officer

Signature Page to Contribution Agreement